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                                                                 EXHIBIT 10(dd)

                              AMENDMENT OF LEASE
                              ------------------

This AMENDMENT OF LEASE (this "Amendment") made as of March 28, 1997 between EQUITABLE FEDERAL STREET REALTY COMPANY LIMITED PARTNERSHIP, a Massachusetts limited partnership, having an address at One Boston Place, Suite 2020, Boston, Massachusetts 02108 ("Landlord"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association duly organized and existing under the laws of the United States of America, having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 ("Tenant").


                                 BACKGROUND
                                 ----------

     Landlord and Tenant are Landlord and Tenant, respectively, under an Indenture of Lease having an effective date as of September 1, 1991 (the "Original Lease") covering certain premises at 100 Federal Street, Boston, Massachusetts, as amended to date (as so amended, the Original Lease shall be referred to hereinafter as the "Lease"). The parties desire to amend the Lease in certain respects as hereinafter set forth. Terms not defined herein shall have the meaning ascribed to them in the Lease.

                                 WITNESSETH:
                                 ----------

     NOW, THEREFORE, Landlord and Tenant hereby agree to amend the Lease as follows:

     1. Effective as of April 1, 1997, there shall be added to the Premises under the Lease the portion of the space located on Floor 30 of the Building shown as the "10,907 s.f. Floor 30 Premises" on the plan attached hereto as

Exhibit A (the "10,907 s.f. Floor 30 Premises").  The 10,907 s.f. Floor 30
---------
Premises consists of approximately 10,907 rentable square feet of space.

     2. Except as expressly provided herein, all terms and provisions of the Lease shall be applicable to the 10,907 s.f. Floor 30 Premises, except that:

          (a) The 10,907 s.f. Floor 30 Premises shall be leased to Tenant "as is", it being understood that Landlord shall have no obligation to bring the 10,907 s.f. Floor 30 Premises into the condition required by Schedule COND or into compliance with the Americans With Disabilities Act.

          (b) The 10,907 s.f. Floor 30 Premises shall be part of Space D under the Lease.

          (c) The term of the Lease for the 10,907 s.f. Floor 30 Premises shall expire on December 31, 2008. Tenant shall have two options to extend the term for the 10,907 s.f. Floor 30 Premises (as part of
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          Space D) as provided in Section 4 of the Amendment of the Lease effective as of April 1, 1994 (the "Space D Amendment").

          (d) No Base Rent shall be payable for the 10,907 s.f. Floor 30 Premises for the period April 1, 1997 through May 14, 1998.

          (e) Commencing on May 15, 1998, Base Rent shall be payable at the following annual rates (per square foot):

          May 15, 1998 to December 31, 1998:      $32.88
          Calendar year 1999:                     $33.88
          Calendar year 2000:                     $34.88
          Calendar year 2001:                     $35.88
          Calendar year 2002:                     $36.88
          Calendar year 2003:                     $37.88
          Calendar year 2004:                     $38.88
          Calendar year 2005:                     $39.88
          Calendar year 2006:                     $40.88
          Calendar year 2007:                     $41.88
          Calendar year 2008:                     $42.88

          (f) The Tenant Improvement Allowance (under Section 3 of Article XVI of the Lease) for the 10,907 s.f. Floor 30 Premises shall be $47.50 per square foot. Section 5 of the Space D Amendment shall not be applicable to the 10,907 s.f. Floor 30 Premises.

          (g) The Operating Expenses Stop for the 10,907 s.f. Floor 30 Premises shall be the Operating Expenses for 1997 stated on a per square foot basis.

          (h) The Impositions Stop for the 10,907 s.f. Floor 30 Premises shall be the Impositions for the fiscal year ending June 30, 1997 stated on a per square foot basis.

          (i) Landlord's maintenance obligations under Article V of the Lease shall include repair and maintenance of the special heating, ventilating and air conditioning systems serving the 10,907 s.f. Floor 30 Premises as of the date of this Amendment.

     3. Except as only expressly amended hereby, the Lease shall continue in full force and effect as heretofore.


                                      -2-
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     WITNESS the execution hereof as an instrument under seal as of the date first above written.


                              LANDLORD:

                              EQUITABLE FEDERAL STREET REALTY COMPANY LIMITED PARTNERSHIP, a Massachusetts limited partnership

                              By: 100 Federal Street Realty Corporation, its general partner


                              By:    /s/ JOHN SCHOSER
                                  ----------------------------------
                                  Its: Investment Officer


                              TENANT:

                              THE FIRST NATIONAL BANK OF BOSTON

                              By:   /s/  THEODORE M. EDSON
                                  ----------------------------------
                                  Its: Director of Global Facilities


                                      -3-
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                                   Exhibit A
                                   ---------


                 [Plan Showing 10,907 s.f. Floor 30 Premises]